

ADA-ES

NASDAQ:ADES

A Leader in Clean Coal Technology

Howard Weil Energy Conference

April 1-5, 2007

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which provide a "safe harbor" for such statements in certain circumstances. These statements include the Company's expectations regarding future revenues or other financial measures, the number and timing of anticipated projects and new contracts, anticipated size of and growth in our target markets, expected shortage in activated carbon supply, costs of building an activated carbon manufacturing facility and similar items. Such statements involve significant uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including but not limited to changing economic conditions and market demand for ADA-ES' products and services, changes in technology, failure to satisfy performance guarantees, reductions in federal funding, changes in federal and state laws or regulations, results of demonstrations of the Company's and licensed technologies, inability to obtain funding and other risks related to the development of an activated carbon manufacturing facility, operational difficulties, availability of skilled personnel, and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission. The forward looking statements contained in this presentation are presented as of the date hereof, and we disclaim any duty to update such statements unless required by law to do so.

ADA-ES

Overview

- Develop and implement environmental technologies and specialty chemicals for coal-fired power plants
- Leader in clean coal technology and the associated specialty chemicals
- Key personnel are recognized industry experts from over 30 years experience developing emission control technology



Napa, CA
Littleton, CO
(Headquarters)
Allentown, PA
Baltimore, MD
Birmingham, AL
Marshall, TX
Total Existing Coal-Fired Capacity (MW)
24,000
12,000
2,400
ADA-ES office

ADA-ES

Coal: a Key Energy Resource

- Coal powers 50%+ of electricity generated in the U.S.
- 1,100+ coal-fueled boilers
- Secure energy source – 250-year U.S. reserve



State COE (Cents/kWh)
12
10
8
6
4
CA
VT
NY
NH
MA
CT
ME
UT
KY
WY
WV
0
0.2
0.4
0.6
0.8
1
Coal Usage in State (%)

ADA-ES

Cleaning Burning Coal is Essential to Its Future



Percent Increase Since 1970
200%
150%
100%
50%
0%
-50%
-100%
1970
1975
1980
1985
1990
1995
2000
2002
Electricity from Coal
+173%
NOx
-17%
SO2
-52%
PM10
-89%

ADA-ES

Investment Highlights

- Positioned as a market leader in the emerging mercury control market
  - Estimated to become a $3-10 billion industry
- Developing refined coal product; substantial market opportunity
- Pursuing additional growth via vertical and horizontal integration
- Developing technology to address Greenhouse gases
- Strong financial position and growing revenue base

BUSINESS MODEL



ADA-ES

“Razors and Razor Blades”

- Conventional emission control: huge capital equipment
  - Scrubbers for SO_2: $100mm
  - Catalysts for NO_X: $50mm
  - Fabric filters and ESPs for particulate control: $25mm
- ADA-ES products:
  - Relatively low cost capital equipment (<$1mm)
  - Continuous specialty chemical revenues

APPLICATION	MARKET SIZE (Chemical only)	ANNUAL CHEMICAL REV. PER PLANT
FGC	$30mm	$500K
Mercury	$1 B	$1-2mm
Refined Coal	$180mm	$9mm

ADA-ES Business Model Ideally Suited as Retrofit Technology for Power Plants




Sorbent Injection
Sorbent Storage and Feeder
SDA – SO_2 Control
FF –Baghouse

ADA-ES

External Funding for Technology Development and Demonstration

- 1985-1996: Awarded 50+ R&D contracts exceeding $40 million
- 2000: Won $1.7 million DOE flue gas conditioning program
- 2001: Won $6.8 million DOE mercury control program
- 2002: Won $2.4 million DOE follow-on mercury control program
- 2003: Won $8.8 million DOE full-scale mercury control program
- 2004: Won $9 million contract with We Energies under $53 million mercury measurement program (50% funded by the DOE)
- 2004: Won approx. $5 million contract for 4 additional sites
- 2006: Won $7.5 million DOE mercury control project for 2 power plants
- 2006: Formed JV with NexGen that should provide total of $5 million over next three years
- 2006: DOE award for development of ADESORB™, a proprietary process to produce activated carbon
- 2006: Subcontract on $4M DOE program on sorbent-based CO_2 control

ADA-ES

GROWTH AREA #1

MERCURY CONTROL



Market Drivers:
Regulations for Mercury Control



- ■ State with firm legis/regs more strict than CAMR (12)
- ■ State with proposed legis/regs more strict than CAMR (13)
- □ State currently accepting CAMR (26)
- ● Planned plant that has ordered mercury control system
- ◆ Plant with consent decree limiting mercury emissions

ADA-ES

ADA-ES: Positioned to Lead the Market

- Technology developed and demonstrated
- Since commercial market began in summer '05: won contracts covering 17 activated carbon injection ("ACI") systems
  - Contract options on 6 more
  - Represents over 50% of ACI systems sold
- Key supplier of mercury control technology to major air pollution control companies
  - Babcock and Wilcox, Alstom Power, Hamon Research Cottrell, and Hitachi, among others
- Work closely with largest utilities in the U.S. and Canada
- Strategic relationship with Calgon Carbon
- Team of leading experts on mercury emissions

Developing and Demonstrating the Technology

Activated carbon installations on power plants burning various coals

Eastern Bituminous



ND Lignite



PRB



PRB



Eastern Bituminous



Technology Demonstrations Provide Basis for Bidding and Guaranteeing Hg Control



Tested ACI using western coal.
Tested ACI using eastern coal.

Proven Technology


PRB Fabric Filter
PRB ESP
PRB/Bit Blend ESP
Eastern Bituminous
Holcomb: ~ $1950/lb Hg removed
Meramec: ~ $6200/lb Hg removed
% Hg Removal
Sorbent Costs (mills/kWh)
100
90
80
70
60
50
40
30
20
10
0
0
0.5
1
1.5
2
2.5
3
3.5
4

Emerging New Market for Activated Carbon in Mercury Control


Activated Carbon
(Millions of lbs per year)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2006
2010E
2015E
Current AC Market
Developing Hg Market
Total AC Market

ADA-ES

Activities Underway to Assure a Supply of Activated Carbon for Coal-Fired Customers

- Third party market analysis
- MOU with Calgon Carbon for supply of AC prior to new plant construction
- Pursuing development of "Greenfield" plant
  - Plant engineering
  - MOU to secure long-term supply of lignite, the key feedstock material for activated carbon
  - Exploring financing options
  - Discussions with potential operating partners
  - Site selection and permitting studies
  - Committed $4mm of internal funds in Feb. '07

New Production Facility for Activated Carbon



- Economy of scale will involve a multiple furnace production line
- Capital cost: approx. $250mm
- Would produce approx. $100mm in product per year
- IRR of greater than 20%
- 4-6 year process:
  - Test products
  - Design plant
  - Select site
  - Permit ← **Current stage**
  - Construction



- Permitting multiple sites
- May require up to four production lines by 2015 to maintain 50% market share

ADA-ES

Anticipated Funding of Greenfield Plant

- 60 - 80% debt project financing
  - Long-term off-take contracts expected to provide backing
- 20 - 40% equity; alternatives include:
  - Issuance of ADA-ES securities; potential shelf registration
  - Strategic partner(s) in energy industry

GROWTH AREA #2

REFINED COAL

CLEAN COAL SOLUTIONS LLC.



ADA-ES

Refined Coal: Cyclean

- American Jobs Creation Act of 2004 creates tax credit of $5.60/ton for "refined coal" (2009–2019)
  - "Refined" if 20% reduction in NO_X and 20% reduction in SO_2 or Mercury
- ADA-ES technology and business model enable rapid development and implementation of new products



CYCLEAN™ FACILITY
CRUSHER
BOILER

ADA-ES

Refined Coal: Cyclean

- Current status of ADA-ES refined coal technology:
  - Simple process designed for rapid deployment
  - Demonstrated at two full-scale plants achieving emission reduction levels that can qualify for the tax credit
  - Patents on key components of technology; recently applied for new patents
  - Initial interest from market appears strong
  - Clarification required on 50% market value issue

Cyclean Business Model

CLEAN COAL SOLUTIONS LLC.

- Established a JV with an affiliate of NexGen Resources
  - Clean Coal Solutions LLC (CCS)
- NexGen paying ADA-ES $5mm for 50% of CCS
  - $1mm paid in 2006; recorded as Shareholders' Equity
  - Revenue recognition of next $4mm to be determined
- CCS will sell Cyclean coal to power plants at cost plus $3-4/ton
- CCS will use monetizers to turn the $6/ton tax credit into $4.80/ton revenue
- Target market: Cyclone boilers burning PRB coal
  - 60 million tons per year total market
  - 20 million tons per year goal of project

Remaining Challenge on Refined Coal: IRS Clarification on 50% Market Premium


Recent PRB Coal Prices
25.00
20.00
15.00
10.00
5.00
-
$/Ton
2003
2004
2005
2006
2007
2008
2009
2010
2011
8800 Btu
8400 Btu

ADA-ES

GROWTH AREA #3

CONTROL OF GREENHOUSE EMISSIONS: CARBON DIOXIDE



ADA-ES

CO_2 Control Business Plan

- In pre-market period, use funding from electric power generators and DOE
  - Currently negotiating a subcontract on $4mm DOE program for sorbent-based CO_2 control
- Develop technology that can be applied to both new plants and the existing fleet of 1100 boilers
- Focus on technology that will have a component that creates a continuing revenue stream

ADA-ES

FINANCIAL OVERVIEW

Financial Highlights

- Cash flowing and profitable since '03 spin-off
- Raised over $20 million in past two years to support growth
  - Two private equity placements
- 5.9 million diluted shares outstanding
  - 50%+ held by institutions

Typical Timing of Revenues: Regulations with 3-4 Year Implementation Period


2004 2005 2006 2007 2008 2009 2010
Engineering Services
Equipment
Chemical

Growth in Mercury Emission Control Segment


MEC Revenues
Revenue ($ in 000s)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
'02
'03
'04
'05
'06
ACI Systems
DOE and Industry Funded R&D; and Commercial Consulting

ADA-ES

Recent Financial Results

FY'06 vs. FY'05

- Revenues up 40% to $15.5 million
  - MEC revenues up 55% to $13.6mm
    - ACI Systems revenues rose 178% to $5.2mm
    - DOE & funded R&D, & Commercial Consulting up 21% to $8.4mm
  - FGC and other revenues decreased 16% to $1.9mm
- Gross profit up 38% to $5.9mm
  - MEC up 69% to $5.2mm
  - FGC & other decreased 41% to $725K
- Results impacted by:
  - Inclusion of $486K of refined coal development costs with $1mm payment reported as equity
  - $411K in M&A expenses
- Net income of $377K or $0.07 per share vs. $663K or $0.13 per share

ADA-ES

Strong Financial Position

- Balance sheet highlights (at 12/31/06):
  - Cash and investments of $23.9 million
  - Working capital of $18.5 million
  - No long-term debt
  - Shareholders' equity of $27.6 million

Summary

- Positioned as a market leader in the emerging mercury control market estimated to become a $3-10 billion industry
  - Proven technology
  - Key strategic relationships
  - Won 17 commercial contracts to date
  - Believe additional contracts are imminent
- Well-positioned in refined coal; substantial market opportunity
- Pursuing additional growth via vertical and horizontal integration
- Strong financial position and growing revenue base